Exhibit 10.11

Wachovia Capital Markets LLC

201 South College Street

Charlotte, NC 28288

Attention: Equity Derivatives

Telephone No.: (212) 214-6100

Facsimile No: (212) 214-5913

December 3, 2007

Penn Virginia Corporation

Three Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087

Attention: Frank Pici

                  Vice President & CFO

Re:	Warrant Transaction Amendment

Penn Virginia Corporation (the “Company”) and Wachovia Bank, National Association (“Dealer”), acting through the agency of Wachovia Capital Markets, LLC (the “Agent”), have entered into a confirmation dated November 29, 2007 (the “Confirmation”) relating to Warrants on shares of common stock, par value USD 0.01, of the Company, issued by Company to Dealer. This letter agreement (this “Amendment”) amends the terms and conditions of the Transaction (the “Transaction”) evidenced by the Confirmation.

Upon the effectiveness of this Amendment, all references in the Confirmation to the “Transaction” will be deemed to be to the Transaction as amended hereby. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

1.	Amendments. The Confirmation is hereby amended as follows:

a.	Number of Warrants. The “Number of Warrants” shall be “896,103”.

b.	Premium. The “Premium” shall be “USD 4,092,143.96”.

c.	Maximum Amount. The number “2,340,000” set forth in Section 9(k)(i) of the Confirmation is hereby replaced with the number “2,690,000”.

2.	Effectiveness. This Amendment shall become effective upon execution by the parties hereto.

3.	No Additional Amendments or Waivers. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

4.	Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

5.	Governing Law. The provisions of this Amendment shall be governed by New York law (without reference to choice of law doctrine).

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Amendment and returning it in the manner indicated in the attached cover letter.

Very truly yours,

WACHOVIA CAPITAL MARKETS, LLC, ASSOCIATION		WACHOVIA BANK, NATIONAL
acting solely in its capacity as Agent of Wachovia Bank, National Association		By: Wachovia Capital Markets, LLC, acting solely in its capacity as its Agent

By:	/s/ Cathleen Burke	By:	/s/ Cathleen Burke
Name:	Cathleen Burke	Name:	Cathleen Burke
Title:	Managing Director	Title:	Managing Director

Confirmed as of the date first above written:

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, General Counsel and Corporate Secretary

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